AurigaLaboratories



Safe Harbor

This presentation contains forward-looking statements (in addition to historical facts) that are subject to risks and uncertainties that could cause actual results to materially differ from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995.

Auriga Defined

A niche specialty pharmaceutical company with ***innovative sales/marketing capabilities*** *and* ***focused product development***

Experienced Management Team

Name	Position	Experience
Philip Pesin, Esq	***Chairman and CEO***	**Law, finance, and founder of Sorrento Financial Group**
Andrew Shales	***COO***	**Sales and marketing; Solvay, UCB, First Horizon**
Alan Roberts	***SVP Scientific Affairs***	**Regulatory & scientific affairs; Mikart, Solvay, First Horizon**
Glynn Wilson, PhD	***Chief Scientific Officer***	**Drug delivery; SKB & Ciba-Geigy**
Chris Walton	***SVP Corp. Dev.***	**Former attorney; VP of Corp. Dev. Newisys**
James Leimbach, CPA	***VP Finance***	**Accounting and finance; Andersen, Lenze GmbH, Bellsouth**

Regulatory Differentiation

- 505(b)(1) NDA
  - Full new drug application

- 505(b)(2) NDA
  - Modification to the Reference Listed Drug
  - Uses previous FDA findings of safety and efficacy
  - May qualify for FDA exclusivity

- DESI
  - Fast to market with minimal development expense
  - Utilize patents/technology as barriers to entry

- 505(j) ANDA (generic)
  - Bioequivalent to the Reference Listed Drug

- OTC
  - Conforms to published monograph in CFR

505(b)(2) & DESI Examples

505(b)(2)

- Mucinex® (Adams Respiratory Therapeutics)
- DESI cough/cold product approved via 505(b)(2) with "exclusivity"
- Sales of $160 MM (YE 6/30/05)


Mucinex
EXPECTORANT

DESI

- Duratuss® (UCB Pharma)
- Tablet & liquid cough/cold products
- 1997 sales $20 MM

- Tanafed® (First Horizon)
- Liquid cough/cold products
- Peak year (2003) sales of $30 MM

Typical Development Timelines and Costs

Project Type	Cost	Time to Market	Barrier to Entry
DESI Reformulation	$50-600K	9-12 months	IP and/or Technology
505(b)(2)	$5-25MM	24-72 months	IP, Technology, and/or FDA Exclusivity

Auriga Brand Strategy

- Extendryl products currently marketed
- Array of pipeline products to follow

Product	Categor	Filing	Q1 06	Q2 06	Q3 06	Q4 06	2007	2008	2009	2010	2011	2012
Extendryl Line												
AU-017, AU-018	Resp.	DESI										
AU-008, AU-010, AU-011, AU-016 (OT	Resp.	DESI										
AU-009 (ER)	Resp.	DESI										
AU-014	Pain	505(b)(2)										
AU-015	GI	505(b)(2)										

Current Product Portfolio

Extendryl ® Line

- **Rx for seasonal/perennial allergy symptoms**
- **Competes in $4.6 billion U.S. prescription and OTC market for CCA products**
- **Extendryl®** Seniors
  Extendryl® Juniors
  Extendryl® Chewables
  Extendryl® Syrup
  Extendryl® PSE
  Extendryl® DM
  Extendryl® HC



Extendryl
SR
Extendryl
JR
Extendryl
CHEWABLE
Extendryl
DM
Extendryl
PSE
Extendryl
HC Tabs

Extendryl® Performance

- 111,000 TRx in fiscal 2006



Promotion began with 40 reps
12000
10000
8000
6000
4000
2000
0
Dec
Jan
Feb
Mar

Extendryl Line TRx

	Feb 06	Mar 06
Selected Cough/Cold Market Growth	-3%	0%
Extendryl Growth	42%	23%
Extendryl ***Promoted*** Products Growth	60%	32%

Growth = increase over previous month

Source = IMS National Prescription Audit (NPA)

Peak season - October - March

AU-014 & AU-015

Product	Category	Filing	Q1 06	Q2 06	Q3 06	Q4 06	2007	2008	2009	2010	2011	2012
Extendryl Line												
AU-017, AU-018	Resp.	DESI										
AU-008, AU-010, AU-011, AU-016 (OT)	Resp.	DESI										
AU-009 (ER)	Resp.	DESI										
AU-014	Pain	505(b)(2)										
AU-015	GI	505(b)(2)										

AU-015 Projected Profile

GI Anti-Inflammatory Market: $3.0BB Annual

AU-015 Sales Potential: $0.2BB Annual

- Investigational alternate corticosteroid therapy for Inflammatory Bowel Diseases utilizing 505(b)(2) NDA platform
- Improved topical localization
  - Extremely low absorption
  - Rapid first pass metabolism by the liver
- Less systemic absorption correlates with fewer side effects

Existing Approaches (Crohn's Disease)

Drug Class	Characteristics
Systemic steroids (Prednisone; Prednisolone)	▪ High rate of remission induction (70%+) ▪ 50% of patients become dependent long term; 20% resistant or unable to continue at 1 year
Salicylates (Mesalamine)	▪ Many serious side effects with remission rates lower than steroids ▪ Unproven clinical efficacy
Immunosuppressants (Azathioprine; Mercaptopurine; Methotrexate)	▪ Slow-acting and induce remission in only 20% of patients treated by 16 weeks ▪ Many serious side effects
Monoclonal Antibodies (Infliximab)	▪ Used in most resistant patients – 60% response rate ▪ Risk of serious side effects including immunosuppression and an association with lymphoma and solid tumors

AU-014 Projected Profile

Codeine & Combo Market:	$3.3BB Annual
AU-014 Sales Potential:	$0.1BB Annual

- Investigational alternate dosage form/technology platform for acute and chronic pain markets utilizing 505(b)(2) platform
- Patents filed May 2006
  - Protective coating for active agent substrate
  - Orally disintegrating dosage forms
- Claims cover novel taste-masking process and rapid dissolve technology

Patent Filings

- Orchestrated Therapy (OT) filed December 2005
  - Sequential release formulations of cough/cold/allergy actives (Example: Better coordination of mucolytic, drying and decongestant actions that do not interfere with patient's sleep)
  - Application to AU-008, AU-010, AU-011 and AU-016
- Rapid Dissolve/Extended Release (RD/ER) filed April 2006
  - Novel mixed-release tablet formulation containing cough/cold therapeutic agents that provides immediate and extended dosing (Example: Methscopolamine, chlorpheniramine and phenylephrine)
  - Application to AU-009

Scientific Advisory Board

- Glynn Wilson, Ph.D. (Advisory Board Chairman)
  - Former head of drug delivery, SKB
- John Staniforth, Ph.D., FRSC
  - Drug delivery and pharmaceutical technologies pioneer, Penwest
- Lisbeth Illum, Ph.D., D.Sc.
  - Expertise in transmucosal delivery systems (nasal, oral, and vaginal) of drugs, peptides, and proteins, DanBioSyst UK/West
- James McGinity, Ph.D.
  - Pharmaceutics thought leader with emphasis on extrusion, microencapsulation, and polymer coatings, University of TX (Austin)
- Kenneth Klein, M.D.
  - Board certified internist and gastroenterologist, clinical development, Glaxo

Key Investment Points

- Proven ability to execute
- Experienced management team
- Well-positioned to capitalize on industry dynamics
- Aggressive pursuit of new product opportunities
- Value-added product protection strategies